Exhibit 10.1
EXTENDED TERM A FACILITY AGREEMENT
dated as of November 14, 2011
among

CSC HOLDINGS, LLC,
as the Company,
THE LENDERS PARTY HERETO,
BANK OF AMERICA, N.A.,
as Administrative Agent,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
as Lead Arranger,
BARCLAYS BANK PLC,
CITIBANK, N.A.,
DEUTSCHE BANK SECURITIES INC.,
GOLDMAN SACHS BANK USA,
JPMORGAN CHASE BANK, N.A.,
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED,
MORGAN STANLEY BANK, N.A.,
NATIXIS,
ROYAL BANK OF CANADA,
THE ROYAL BANK OF SCOTLAND PLC.
SCOTIABANC INC.,
SUNTRUST BANK,
UBS SECURITIES LLC,
and
U.S. BANK NATIONAL ASSOCIATION,
as Joint Bookrunners,
BANK OF AMERICA, N.A.,
BARCLAYS BANK PLC,
CITIBANK, N.A.,
DEUTSCHE BANK TRUST COMPANY AMERICAS,
GOLDMAN SACHS BANK USA,
JPMORGAN CHASE BANK, N.A.,
MORGAN STANLEY BANK, N.A.,
NATIXIS,
ROYAL BANK OF CANADA,
THE ROYAL BANK OF SCOTLAND PLC.
SCOTIABANC INC.,
SUNTRUST BANK,
UBS SECURITIES LLC,
and
U.S. BANK NATIONAL ASSOCIATION,
as Senior Managing Agents

EXTENDED TERM A FACILITY AGREEMENT
     THIS EXTENDED TERM A FACILITY AGREEMENT (this “Agreement”), is dated as of November 14, 2011, among CSC HOLDINGS, LLC (formerly known as CSC HOLDINGS, INC.), a Delaware limited liability company (the “Company”), the lenders which are parties hereto (together with their respective successors and assigns, the “Extended Facility Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”).
     WHEREAS, the Company, certain of its subsidiaries named therein, the several lenders whose names are set forth on the signature pages thereof, and the Administrative Agent have entered into that certain Credit Agreement, dated as of February 24, 2006, amended and restated in its entirety as of May 27, 2009 and further amended and restated in its entirety as of April 13, 2010 (as amended, supplemented or otherwise modified from time to time in accordance with the terms thereof, the “Credit Agreement”; unless the context otherwise requires or unless otherwise defined herein, all capitalized terms used in this Agreement shall have the meanings ascribed thereto in the Credit Agreement), which Credit Agreement grants the Company, certain applicable Lenders and the Administrative Agent an option to increase one or more separate tranches of commitments or loans as well as establish one or more separate tranches of commitments and loans by extending all or a portion of an existing tranche of commitments or loans subject, among other things, to the execution and delivery of an Extended Facility Agreement substantially in the form hereof;
     WHEREAS, the Company has requested certain of the undersigned Extended Facility Lenders to increase their Term A-3 Loans in the amounts specified on Schedule I, and each of such Lenders is willing to so increase their Term A-3 Loans by such specified amount; and
     WHEREAS, the Company has requested each of the undersigned Extended Facility Lenders to extend the maturity of, and make such other changes as agreed herein to, a portion of their Term A-3 Loans equal to the amount of the increase in each such Lenders Term A-3 Loans, and each such Lender is willing to so extend such portion of their Term A-3 Loans into a new Extended Term A-4 Facility to effect such agreed changes, all as set forth herein;
     NOW, THEREFORE, pursuant to Section 2.13 and Section 2.16 of the Credit Agreement, and in consideration of the mutual covenants and agreements herein contained, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:
     Section 1 Term A-3 Facility Increase. Effective as of the Extended Facility Closing Date (which, in accordance with the Credit Agreement, is the date upon which the conditions precedent set forth in Section 5 below shall have been met), each of the undersigned Lenders agree that their commitment to make Term A-3 Loans shall increase by the amount set forth on Schedule I for such Lender and, on the Extended Facility Closing Date, each such Lender shall provide Term A-3 Loans in the amount of its agreed increase in accordance with Section 2.13(e) of the Credit Agreement.
     Section 2 The Extended Facility. Subject to the terms and conditions set forth herein and in the Credit Agreement, each Extended Facility Lender severally agrees to extend the maturity date and, if applicable, the amortization schedule of the Facility described on Schedule I (the “Prior Facility”) on the Extended Facility Closing Date in the amount and percentage described on Schedule I, such extended Facility, the “Extended Facility”. The Extended Facility shall have the designation set forth on Schedule I.
     Section 3 Repayment of Extended Facility Loans. Unless repayment is required on an earlier date in accordance with the terms of the Credit Agreement, the Company shall repay to the Extended Facility Lenders the aggregate principal amount of all Extended Facility Loans outstanding hereunder on the following dates in the respective amounts set forth opposite such dates based upon the specified percentage of the Original Principal Amount of the Extended Facility (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 2.04 of the Credit Agreement):

	Principal
	Amortization Payment		Principal
	(shown as a % of		Amortization Payment
	Original Principal		(shown as a % of Original
Date	Amount)	Date	Principal Amount)
March 31, 2013	1.25%	March 31, 2015	2.50%
June 30, 2013	1.25%	June 30, 2015	2.50%
Sept. 30, 2013	1.25%	Sept. 30, 2015	2.50%
Dec. 31, 2013	1.25%	Dec. 31, 2015	2.50%
March 31, 2014	2.50%	March 31, 2016	5.00%
June 30, 2014	2.50%	June 30, 2016	5.00%
Sept. 30, 2014	2.50%	Sept. 30, 2016	5.00%
Dec. 31, 2014	2.50%	Dec. 31, 2016	Outstanding Principal Balance
			Total: 100.00%
provided, that, as provided in the table above, the final principal repayment installment of the Extended Facility Loans shall be repaid on December 31, 2016 (such date the “Maturity Date” for the Extended Facility) and in any event shall be in an amount equal to the aggregate principal amount of all Extended Facility Loans outstanding on such date.
     Section 4 Extended Facility Extension Fee. The Company shall pay to the Extended Facility Lenders hereunder, from the date hereof until the Extended Facility has been paid in full, an extension fee (the “Extension Fee”) with respect to the Extended Facility, which, at any time, shall be the percentage per annum on the aggregate outstanding principal amount under such Extended Facility, with such percentage being equal to the excess of (a) the applicable percentage per annum set forth below determined by reference to the Cash Flow Ratio as set forth in the most recent Compliance Certificate received by the Administrative Agent pursuant to Section 7.01(d) of the Credit Agreement over (b) the Applicable Rate in effect for the Extended Facility:

Cash Flow Ratio:	Percentage:
≥ 4.00:1	2.50%
< 4:00:1, but ≥ 3.25:1	2.25%
< 3.25:1, but ≥ 2.75:1	2.00%
< 2.75:1, but ≥ 2.25:1	1.75%
< 2.25:1	1.50%
Any increase or decrease in the applicable percentage described in clause (a) above resulting from a change in the Cash Flow Ratio shall become effective as of the first Business Day immediately following the date a Compliance Certificate is delivered pursuant to Section 7.01(d) of the Credit Agreement; provided, however, that if a Compliance Certificate is not delivered when due in accordance with such Section, then the highest percentage set forth in the table above shall apply in respect of the Extended Facility as of the first Business Day after the date on which such Compliance Certificate was required to have been delivered. The Extension Fee shall be due and payable quarterly in arrears on the last Business Day of each March, June, September and December, commencing with the first such date to occur after the Extended Facility Closing Date, upon any prepayment or payment of the Extended Facility Loans, whether voluntary or involuntary, or by acceleration or otherwise, based upon the principal amount of such Loans then being prepaid, and on the Maturity Date for the Extended Facility. The Extension Fee shall be computed in accordance with Section 2.09 of the Credit Agreement. Notwithstanding anything herein to the contrary, until the Company has delivered a Compliance Certificate for the fiscal quarter ending June 30, 2012 pursuant to Section 7.01(d) of the Credit Agreement, but in any event no later than August 29, 2012, the applicable percentage described in clause (a) above shall remain at 2.00%, subject to the same proviso set forth in this Section 4 above.
     Section 5 Conditions Precedent to Extending the Prior Facility. The obligation of each Extended Facility Lender to increase and extend its Term A-3 Loans under the Prior Facility hereunder, and the occurrence of the Extended Facility Closing Date, is subject to the satisfaction of the following conditions precedent on or prior to the date of the extension of the Prior Facility, but in any event prior to November 30, 2011:
     (a) Execution of Extended Facility Agreement and Extended Facility Notes. The Administrative Agent’s receipt of the following, each of which shall be originals, facsimiles or electronic copies (followed promptly by originals) unless otherwise specified, each properly executed by a Responsible Officer of the Company, each dated the Extended Facility Closing Date and each in form and substance reasonably satisfactory to the Administrative Agent and each of the Extended Facility Lenders:
     (i) this Agreement duly executed and delivered by each of the Company, the Extended Facility Lenders and the Administrative Agent;

     (ii) an Extended Facility Note substantially in the form attached hereto on Schedule II executed by the Company in favor of each Extended Facility Lender requesting an Extended Facility Note.
     (iii) a certificate of a Responsible Officer of each Loan Party in compliance with Section 2.13(e) of the Credit Agreement (i) certifying and attaching the resolutions adopted by such Loan Party approving or consenting to the increase of the Term A-3 Loans provided for in Section 1 above and the extension provided for in Section 2 above, and (ii) in the case of the Company, certifying that, before and after giving effect to such increase in Term A-3 Loans and the extension provided for in Section 2 above, (A) the representations and warranties contained in Article VI and the other Loan Documents are true and correct on and as of the Extended Facility Closing Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, with the representations and warranties contained in subsections (a) and (b) of Section 6.04 of the Credit Agreement being deemed to refer to the most recent statements furnished pursuant to clauses (b) and (a), respectively, of Section 7.01 of the Credit Agreement, and (B) no Default exists or would result from such increase or extension; and
     (iv) a Committed Loan Notice requesting the additional Term A-3 Loans in the aggregate amount of the increase provided for in Section 1 above.
     (b) Signatures. The Company shall have certified to the Administrative Agent (with copies to be provided for each Extended Facility Lender) the name and signature of each of the persons authorized to sign on its behalf this Agreement. The Extended Facility Lenders may conclusively rely on such certifications until they receive notice in writing from the Company to the contrary.
     (c) Proof of Action. The Administrative Agent shall have received certified copies of all necessary action taken by the Company to authorize the execution, delivery and performance of this Agreement (to the extent not provided pursuant to clause (a) above).
     (d) Opinions of Counsel to the Company. The Extended Facility Lenders shall have received favorable opinions of:
     (i) Victoria D. Salhus, Esq., Senior Vice President, Deputy General Counsel and Secretary for the Company; and
     (ii) Sullivan & Cromwell LLP, special New York counsel to the Company;
covering such matters as the Administrative Agent or any Extended Facility Lender or counsel to the Administrative Agent may reasonably request (and for purposes of such opinions such counsel may rely upon opinions of counsel in other jurisdictions, provided that such other counsel are reasonably satisfactory to special New York counsel to the

Administrative Agent and such other opinions state that the Administrative Agent and the Extended Facility Lenders are entitled to rely thereon).
     (e) Opinion of Extended Facility Lenders’ Counsel. Each Extended Facility Lender shall have received a favorable opinion of Pillsbury Winthrop Shaw Pittman LLP, special New York counsel to the Administrative Agent, covering such matters as the Administrative Agent or any Extended Facility Lender may reasonably request.
     (f) Other Documents. Such other documents, filings, instruments and papers relating to the documents referred to herein and the transactions contemplated hereby as the Administrative Agent or any Extended Facility Lender or special New York counsel to the Administrative Agent shall reasonably require shall have been received by the Administrative Agent.
     (g) Certain Fees. All fees required to be paid to the Administrative Agent, the Lead Arranger and the Extended Facility Lenders on or before the Extended Facility Closing Date shall have been paid. Unless waived by the Administrative Agent, the Company shall have paid all fees, charges and disbursements of counsel to the Administrative Agent to the extent properly invoiced prior to or on the Extended Facility Closing Date, plus such additional amounts of such fees, charges and disbursements as shall constitute its reasonable estimate of such fees, charges and disbursements incurred or to be incurred by it through the closing proceedings (provided that such estimate shall not thereafter preclude a final settling of accounts between the Company and the Administrative Agent).
Without limiting the generality of the provisions of Section 9.04 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 4, each Extended Facility Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to an Extended Facility Lender unless the Administrative Agent shall have received notice from such Extended Facility Lender prior to the proposed Extended Facility Closing Date specifying its objection thereto (but without waiving any rights resulting from any inaccuracy or misrepresentation contained in any document required to be delivered hereby).
     Section 6 Accession. Pursuant to Section 2.16 of the Credit Agreement, a Term A Lender may become an Extended Facility Lender hereunder by entering into an accession agreement in the form of Exhibit B hereto with the Company and acknowledged by the Administrative Agent, with such changes thereto as are reasonably acceptable to the Administrative Agent (such agreement, the “Accession Agreement”) without the need for further action by any other Person.
     Section 7 Terms Incorporated. All of the terms and conditions of the Credit Agreement are hereby incorporated in this Agreement by reference thereto as fully and to the same extent as if set forth herein.

     Section 8 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.
     Section 9 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
[Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this Extended Term A Facility Agreement to be duly executed as of the day and year first above written.

CSC HOLDINGS, LLC
By	/s/ Kevin Watson
	Name:	Kevin Watson
	Title:	Senior Vice President & Treasurer

EXTENDED TERM A FACILITY AGREEMENT

BANK OF AMERICA, N.A., as Administrative Agent
By	/s/ Michael Makaitis
	Name:	Michael Makaitis
	Title:	Vice President

EXTENDED TERM A FACILITY AGREEMENT

[Signature Pages of each Extended Facility Lender are on file with the Administration Agent]
EXTENDED TERM A FACILITY AGREEMENT

SCHEDULE I
TO
EXTENDED TERM A FACILITY AGREEMENT
I.	PRIOR FACILITY: Term A-3 Facility
II.	EXTENDED FACILITY LOANS AND APPLICABLE PERCENTAGES:
[On file with the Administrative Agent]

			% of Extended
Extended Facility	Increased Term A-3	Extended Term A Facility	Term A-4
Lenders	Facility Loans	Loans (Term A-4)	Facility

Total:	$600,000,000.00	$600,000,000.00	100%
III.	EXTENDED FACILITY DESIGNATION: Term A-4 Facility

EXHIBIT A
TO
EXTENDED TERM A FACILITY AGREEMENT
FORM OF TERM A-4 NOTE
_____________________
FOR VALUE RECEIVED, the undersigned (the “Company”) hereby promises to pay to _____________________ or registered assigns (the “Lender”), in accordance with the provisions of the Agreement (as hereinafter defined), the principal amount of each Term A-4 Loan made by the Lender to the Company under that certain Credit Agreement, dated as of February 24, 2006, amended and restated as of May 27, 2009 and further amended and restated as of April 13, 2010, among the Company, the Restricted Subsidiaries named therein, the Lenders which are parties thereto and Bank of America N.A., as Administrative Agent, Collateral Agent and L/C Issuer (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” the terms defined therein being used herein as therein defined).
The Company promises to pay interest on the unpaid principal amount of each Term A-4 Loan from the date of such Loan until such principal amount is paid in full, at such interest rates and at such times as provided in the Agreement. All payments of principal and interest shall be made to the Administrative Agent for the account of the Lender in Dollars in immediately available funds at the Administrative Agent’s Office. If any amount is not paid in full when due hereunder, such unpaid amount shall bear interest, to be paid upon demand, from the due date thereof until the date of actual payment (and before as well as after judgment) computed at the per annum rate set forth in the Agreement.
This Note is one of the Notes referred to in the Agreement, is entitled to the benefits thereof and may be prepaid in whole or in part subject to the terms and conditions provided therein. This Note is also entitled to the benefits of the Guaranty and is secured by the Collateral. Upon the occurrence and continuation of one or more of the Events of Default specified in the Agreement, all amounts then remaining unpaid on this Note shall become, or may be declared to be, immediately due and payable all as provided in the Agreement. Term A-4 Loans made by the Lender shall be evidenced by one or more loan accounts or records maintained by the Lender in the ordinary course of business. The Lender may also attach schedules to this Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.
The Company, for itself, its successors and assigns, hereby waives diligence, presentment, protest and demand and notice of protest, demand, dishonor and non-payment of this Note.

THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

CSC HOLDINGS, LLC

By:
Name:
Title:

LOANS AND PAYMENTS with respect thereto

		Amount of	Outstanding
		Principal or	Principal
	Amount of	Interest Paid	Balance This	Notation
Date	Loan Made	This Date	Date	Made By

EXHIBIT B
TO
EXTENDED TERM A FACILITY AGREEMENT
FORM OF ACCESSION AGREEMENT
[Date]
To: The Company and the Administrative Agent under the Extended Facility Agreement defined below
Ladies and Gentlemen:
     Pursuant to Section 6 of the Extended Facility Agreement (the “Extended Facility Agreement”) dated as of November 14, 2011 among CSC HOLDINGS, LLC, a Delaware limited liability company (the “Company”), the lenders which are parties thereto (together with their respective successors and assigns, the “Extended Facility Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), we confirm our agreement with you as follows:
     1. Consent to Terms of Extended Facility Agreement.
     In accordance with Section 5 of the Extended Facility Agreement, the undersigned (the “Additional Extended Facility Lender”) agrees with the Company, the Administrative Agent and the other Extended Facility Lenders that on [_______], 20[__]1 (the “Accession Effective Date”), the Additional Extended Facility Lender (a) is extending the maturity date of the Prior Facility in the amount specified below their signature hereto, (b) shall be bound as an Extended Facility Lender by all of the terms and conditions of, and to be entitled to the rights and privileges under, the Extended Facility Agreement, and (c) shall perform all of the obligations of an Extended Facility Lender under the Extended Facility Agreement in accordance with the terms thereof.
     2. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.
     3. Definitions. Terms used but not defined herein have the meanings assigned to them in the Extended Facility Agreement.

[1]	Input the first scheduled amortization payment date occurring on or after the date first set forth above.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

Additional Extended Facility Lender
By:
Name:
Title:

Amount to be treated as Extended Facility Loan: $_________________
ACCESSION AGREEMENT

Consented to as of [Date]

CSC HOLDINGS, LLC,

By:
Name:
Title:
ACCESSION AGREEMENT

Acknowledged as of [Date]

BANK OF AMERICA, N.A., as Administrative Agent

By:
Name:
Title:
ACCESSION AGREEMENT